UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Company Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

On March 18, 2009, Peregrine Pharmaceuticals, Inc. (the “Company”) entered into employment agreements with Steven W. King, President and Chief Executive Officer, Paul J. Lytle, Chief Financial Officer and Corporate Secretary, Joseph Shan, Vice President, Clinical and Regulatory Affairs, and Shelley P.M. Fussey, Ph.D., Vice President, Intellectual Property.

Steven W. King

Mr. King’s employment agreement is for an initial term of two years (the “Initial Term”), and automatically renews for successive one-year periods thereafter unless either party gives the other party notice of its intent not to renew at least ninety days prior to the expiration of the current term. Because Mr. King’s base salary had not been increased since May 7, 2006, pursuant to the employment agreement Mr. King’s annual base salary of $353,750 was retroactively increased by an additional five percent on each of May 1, 2007 and May 1, 2008.   In accordance with the foregoing, Mr. King’s current annual base salary is $390,009, however, under the terms of the employment agreement, Mr. King will continue to receive only his previous annual base salary of $353,750.  The payment of the aggregate 2007 and 2008 retroactive increases to Mr. King’s annual base salary will not be paid currently but will be deferred until the sooner of (i) a change in control event (as defined below), (ii) termination of employment (iii) or the approval of such payment by the Compensation Committee of the Board of Directors.  Mr. King also may be eligible to receive a discretionary annual bonus of up to one hundred percent of his then effective annual base salary, as determined by the Compensation Committee of the Board of Directors in its sole discretion. At this time the Compensation Committee has not currently approved a bonus program for Mr. King or other Principal Officers of the Company.   Mr. King is eligible to participate in all benefits plans or arrangements which may be offered by the Company from time to time to its executive management employees.  During the employment period Mr. King shall also accrue paid-time-off (“PTO”) covering vacation and sick time benefits at the rate of twenty (20) days per year for employment periods of up to five years of service.  The accrual shall increase automatically by five additional days for each additional five years of service, up to a maximum of thirty days per year.

The Company has the right, under the employment agreement, to terminate Mr. King’s employment for “cause” if Mr. King (a) breaches in any material respect or fails to fulfill in any material respect fiduciary duty owed to Company; (b) breaches in any material respect his employment agreement or any other confidentiality or non-solicitation, non-competition agreement between Company and him; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his duties to the Company, provided that he fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured hereunder; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company's employees from time to time, including without limitation, the Company Employee Handbook.  If terminated for “cause”, Mr. King shall have no right to receive any compensation or benefit hereunder after such termination other than base salary and PTO earned or accrued but unpaid as of the date of termination (“Standard Entitlements”).

In the event of the termination of Mr. King’s employment without cause, the Company shall continue to pay his base salary then in effect as of the date of such termination for a period of twelve months or the remainder of the Initial Term (if terminated during the Initial Term), whichever time period is greater (“Severance”), provided only if Mr. King signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus established by the Compensation Committee of the Board of Directors.  In addition, Mr. King shall have up to two years from the date of termination to exercise any vested and outstanding stock options.  In the event that Mr. King’s employment is terminated by reason of death or total disability, he generally will receive all amounts accrued but unpaid at the date of termination and, in the case of total disability, continued group insurance benefits for a period of twelve months following the date of termination.

In the event Mr. King’s employment is terminated within three months prior or twelve months following a change-of-control” (as defined below), or if Mr. King’s new position is not substantially similar to his current position or such new position is not satisfactory to Mr. King, or if his then current annual base salary and related benefits are reduced or negatively impacted in any material respect, or if Company relocates his principal place of work to a location more than fifty (50) miles from the original location, without his prior written approval, then, if Mr. King elects to resign within twelve months following such change-in-control, he shall be paid a lump sum amount equivalent to thirty six months of his annual base salary then in effect plus 100% of his target bonus upon the execution of a general release and the continuation of group insurance benefits for thirty-six months.  In addition, any and all of Mr. King’s unvested stock options shall become fully vested and exercisable and the exercise period shall be extended for two (2) additional years from the date of the change-of-control.  A change-of-control shall mean any merger, acquisition or consolidation of the Company where the Company is not the surviving or resulting corporation, or transfer of all or substantially all of the assets of the Company.

In the event that Mr. King voluntarily resigns, and in connection therewith he provides ninety (90) days advance written notice (the “Extended Notice Period”) to Company, Company shall pay Mr. King his base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of nine (9) months after the Extended Notice Period provided Mr. King makes himself telephonically available to the Board of Directors and the executive team for up to 2 hours per week.  In the event of Mr. King’s resignation with Good Reason (as defined below), Mr. King will be entitled to receive the Standard Entitlements to the date of resignation plus the Company shall continue to pay Mr. King’s base salary then in effect for a period of twelve months or the remainder of the Initial Term, whichever time period is greater, provided only if Mr. King signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus.  In addition, Mr. King shall have up to two years from the date of termination to exercise any vested and outstanding stock options.  Mr. King will be deemed to have resigned with “Good Reason” in the following circumstances:  (a) Company relocates his principal place of work to a location more than fifty (50) miles from the original location, without Mr. King’s prior written approval; (b) Mr. King’s position and/or duties are modified so that his duties are no longer consistent with the position of Chief Executive Officer; (c) Mr. King’s annual base salary and related benefits, as adjusted from time to time, are reduced without Mr. King’s written authorization.

The employment agreement also contains certain restrictive covenants, including a covenant not to compete with the Company during employment and covenants not to solicit employees or customers for a period of one year following termination of employment.

Paul J. Lytle

Mr. Lytle’s employment agreement is for a term of two years (the “Initial Term”), and automatically renews for successive one-year periods thereafter unless either party gives the other party notice of its intent not to renew at least ninety days prior to the expiration of the current term. Because Mr. Lytle’s base salary had not been increased since May 7, 2006, pursuant to the employment agreement Mr. Lytle’s annual base salary of $276,188 was retroactively increased by an additional five percent effective on each of May 1, 2007 and May 1, 2008.   In accordance with the foregoing, Mr. Lytle’s current annual base salary is $304,497, however, under the terms of the employment agreement, Mr. Lytle will continue to receive only his previous annual base salary of $276,188.  The payment of the aggregate 2007 and 2008 retroactive increases to Mr. Lytle’s annual base salary will not be paid currently but will be deferred until the sooner of (i) a change in control event (as defined above), (ii) termination of employment (iii) or the approval of such payment by the Compensation Committee of the Board of Directors.  Mr. Lytle also may be eligible to receive a discretionary annual bonus of up to fifty percent of his then effective annual base salary, as determined by the Compensation Committee of the Board of Directors in its sole discretion.  At this time the Compensation Committee has not currently approved a bonus program for Mr. Lytle or other Principal Officers of the Company.   Mr. Lytle is eligible to participate in all benefits plans or arrangements which may be offered by the Company from time to time to its executive management employees.  During the employment period Mr. Lytle shall also accrue PTO covering vacation and sick time benefits at the rate of twenty (20) days per year for employment periods of up to five years of service.  The accrual shall increase automatically by five additional days for each additional five years of service, up to a maximum of thirty days per year.

The Company has the right, under the employment agreement, to terminate Mr. Lytle’s employment for “cause” as defined above.  If terminated for “cause”, Mr. Lytle shall have no right to receive any compensation or benefit hereunder after such termination other than base salary and PTO earned or accrued but unpaid as of the date of termination (“Standard Entitlements”).

In the event of the termination of Mr. Lytle’s employment without cause, the Company shall continue to pay his base salary then in effect as of the date of such termination for a period of twelve months or the remainder of the Initial Term (if terminated during such Initial Term), whichever time period is greater (“Severance”), provided only if Mr. Lytle signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus established by the Compensation Committee of the Board of Directors.  In addition, Mr. Lytle shall have up to two years from the date of termination to exercise any vested and outstanding stock options.  In the event that Mr. Lytle’s employment is terminated by reason of death or total disability, he generally will receive all amounts accrued but unpaid at the date of termination and, in the case of total disability, continued group insurance benefits for a period of twelve months following the date of termination.

In the event Mr. Lytle’s employment is terminated within three months prior or twelve months following a “change-of-control” (as defined above), or if Mr. Lytle’s new position is not substantially similar to his current position or such new position is not satisfactory to Mr. Lytle or if his then current annual base salary and related benefits are reduced or negatively impacted in any material respect, or if Company relocates his principal place of work to a location more than fifty (50) miles from the original location, without his prior written approval, then, if Mr. Lytle elects to resign within twelve months following such change-in-control, he shall be paid a lump sum amount equivalent to twenty-four months of his annual base salary then in effect plus 100% of his target bonus upon the execution of a general release and the continuation of group insurance benefits for twenty-four months.  In addition, any and all of Mr. Lytle’s unvested stock options shall become fully vested and exercisable and the exercise period shall be extended for two (2) additional years from the date of the change-of-control.

In the event that Mr. Lytle voluntarily resigns, and in connection therewith he provides ninety (90) days advance written notice (the “Extended Notice Period”) to Company, Company shall pay Mr. Lytle his base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of six (6) months after the Extended Notice Period provided Mr. Lytle makes himself telephonically available to the Board of Directors and the executive team for up to 2 hours per week.  In the event of Mr. Lytle’s resignation with Good Reason (as defined below) Mr. Lytle will be entitled to receive the Standard Entitlements to the date of resignation plus the Company shall continue to pay Mr. Lytle’s base salary then in effect for a period of twelve months or the remainder of the Initial Term, whichever time period is greater, provided only if Mr. Lytle signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus.  In addition, Mr. Lytle shall have up to two years from the date of termination to exercise any vested and outstanding stock options.  Mr. Lytle will be deemed to have resigned with “Good Reason” in the following circumstances:  (a) Company relocates his principal place of work to a location more than fifty (50) miles from the original location, without Mr. Lytle’s prior written approval; (b) Mr. Lytle’s position and/or duties are modified so that his duties are no longer consistent with the position of Chief Financial Officer; (c) Mr. Lytle’s annual base salary and related benefits, as adjusted from time to time, are reduced without Mr. Lytle’s written authorization.

The employment agreement also contains certain restrictive covenants, including a covenant not to compete with the Company during employment and covenants not to solicit employees or customers for a period of one year following termination of employment.

Joseph Shan

Mr. Shan’s employment agreement is for an initial term of one year (the “Initial Term”), and automatically renews for successive one-year periods thereafter unless either party gives the other party notice of its intent not to renew at least ninety days prior to the expiration of the current term.  Pursuant to the employment agreement, Mr. Shan’s annual base salary was retroactively increased to $203,490 effective as of March 2, 2008, an increase of five percent over his most recent annual base salary, with payment of such increase to commence immediately with the Company’s next pay period (including a one-time adjustment equal to the unpaid portion of such increase from March 2, 2008).  Mr. Shan also may be eligible to receive a discretionary annual bonus of up to thirty percent of his then effective annual base salary, as determined by the Compensation Committee of the Board of Directors in its sole discretion.  Mr. Shan is eligible to participate in all benefits plans or arrangements which may be offered by the Company from time to time to its executive management employees.  During the employment period Mr. Shan shall also accrue PTO covering vacation and sick time benefits at the rate of twenty (20) days per year for employment periods of up to five years of service.  The accrual shall increase automatically by five additional days for each additional five years of service, up to a maximum of thirty days per year.

The Company has the right, under the employment agreement, to terminate Mr. Shan’s employment for “cause” as defined above.  If terminated for “cause”, Mr. Shan shall have no right to receive any compensation or benefit hereunder after such termination other than base salary and PTO earned or accrued but unpaid as of the date of termination (“Standard Entitlements”).

In the event of the termination of Mr. Shan’s employment without cause, the Company shall continue to pay his base salary then in effect as of the date of such termination for a period of nine months or the remainder of the current one-year term, whichever time period is greater (“Severance”), provided only if Mr. Shan signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus established by the Compensation Committee of the Board of Directors.  In addition, Mr. Shan shall have up to twelve months from the date of termination to exercise any vested and outstanding stock options.  In the event that Mr. Shan’s employment is terminated by reason of death or total disability, he generally will receive all amounts accrued but unpaid at the date of termination and, in the case of total disability, continued group insurance benefits for a period of nine months following the date of termination.

In the event Mr. Shan’s employment is terminated within three months prior or twelve months following a “change-of-control” (as defined above), or if Mr. Shan’s new position is not substantially similar to his current position or such new position is not satisfactory to Mr. Shan or if his then current annual base salary and related benefits are reduced or negatively impacted in any material respect, or if Company relocates his principal place of work to a location more than fifty (50) miles from the original location, without his prior written approval, then, if Mr. Shan elects to resign within twelve months following such change-in-control, he shall be paid a lump sum amount equivalent to twelve months of his annual base salary then in effect plus 100% of his target bonus upon the execution of a general release and the continuation of group insurance benefits for twelve months.  In addition, any and all of Mr. Shan’s unvested stock options shall become fully vested and exercisable and the exercise period shall be extended for an additional twelve months from the date of the change-of-control.

In the event that Mr. Shan voluntarily resigns, and in connection therewith he provides sixty (60) days advance written notice (the “Extended Notice Period”) to Company, Company shall pay Mr. Shan his base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of two (2) months after the Extended Notice Period provided Mr. Shan makes himself telephonically available to the Board of Directors and the executive team for up to 2 hours per week.  In the event of Mr. Shan’s resignation with Good Reason (as defined below) he will be entitled to receive the Standard Entitlements to the date of resignation plus the Company shall continue to pay Mr. Shan’s base salary then in effect for a period of nine months or the remainder of the then current one-year term, whichever time period is greater, provided only if Mr. Shan signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus.  In addition, Mr. Shan shall have up to twelve months from the date of termination to exercise any vested and outstanding stock options.  Mr. Shan will be deemed to have resigned with “Good Reason” in the following circumstances:  (a) Company relocates his principal place of work to a location more than fifty (50) miles from the original location, without Mr. Shan’s prior written approval; (b) Mr. Shan’s position and/or duties are modified so that his duties are no longer consistent with the position of Vice President, Clinical and Regulatory Affairs; (c) Mr. Shan’s annual base salary and related benefits, as adjusted from time to time, are reduced without Mr. Shan’s written authorization.

The employment agreement also contains certain restrictive covenants, including a covenant not to compete with the Company during employment and covenants not to solicit employees or customers for a period of one year following termination of employment.

Shelley P.M. Fussey, Ph.D

Dr. Fussey’s employment agreement is for a term of one year (the “Initial Term”), and automatically renews for successive one-year periods thereafter unless either party gives the other party notice of its intent not to renew at least ninety days prior to the expiration of the current term.  Pursuant to the employment agreement, Dr. Fussey’s annual base salary was retroactively increased to $275,000 effective as of April 7, 2008, an increase of ten percent over her most recent annual base salary, with payment of such increase to commence immediately with the Company’s next pay period (including a one-time adjustment equal to the unpaid portion of such increase from April 7, 2008).  Dr. Fussey also may be eligible to receive a discretionary annual bonus of up to thirty percent of her then effective annual base salary, as determined by the Compensation Committee of the Board of Directors in its sole discretion.  Dr. Fussey is eligible to participate in all benefits plans or arrangements which may be offered by the Company from time to time to its executive management employees.  During the employment period Dr. Fussey shall also accrue PTO covering vacation and sick time benefits at the rate of twenty (20) days per year for employment periods of up to five years of service.  The accrual shall increase automatically by five additional days for each additional five years of service, up to a maximum of thirty days per year.

The Company has the right, under the employment agreement, to terminate Dr. Fussey’s employment for “cause” as defined above.  If terminated for “cause”, Dr. Fussey shall have no right to receive any compensation or benefit hereunder after such termination other than base salary and PTO earned or accrued but unpaid as of the date of termination (“Standard Entitlements”).

In the event of the termination of Dr. Fussey’s employment without cause, the Company shall continue to pay her base salary then in effect as of the date of such termination for a period of nine months or the remainder of the current one-term, whichever time period is greater (“Severance”), provided only if Dr. Fussey signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus established by the Compensation Committee of the Board of Directors.  In addition, Dr. Fussey shall have up to twelve months from the date of termination to exercise any vested and outstanding stock options.  In the event that Dr. Fussey’s employment is terminated by reason of death or total disability, she generally will receive all amounts accrued but unpaid at the date of termination and, in the case of total disability, continued group insurance benefits for a period of nine months following the date of termination.

In the event Dr. Fussey’s employment is terminated within three months prior or twelve months following a “change-of-control” (as defined above), or if Dr. Fussey’s new position is not substantially similar to her current position or such new position is not satisfactory to Dr. Fussey or if her then current annual base salary and related benefits are reduced or negatively impacted in any material respect, or if Company relocates her principal place of work to a location more than fifty (50) miles from the original location, without her prior written approval, then, if Dr. Fussey elects to resign within twelve months following such change-in-control, she shall be paid a lump sum amount equivalent to twelve months of her annual base salary then in effect plus 100% of her target bonus upon the execution of a general release and the continuation of group insurance benefits for twelve months.  In addition, any and all of Dr. Fussey’s unvested stock options shall become fully vested and exercisable and the exercise period shall be extended for an additional twelve months from the date of the change-of-control.

In the event that Dr. Fussey voluntarily resigns, and in connection therewith she provides sixty (60) days advance written notice (the “Extended Notice Period”) to Company, Company shall pay Dr. Fussey her base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of two (2) months after the Extended Notice Period provided she makes herself telephonically available to the Board of Director and the executive team for up to 2 hours per week.  In the event of Dr. Fussey’s resignation with Good Reason (as defined below) she will be entitled to receive the Standard Entitlements to the date of resignation plus the Company shall continue to pay Dr. Fussey’s base salary then in effect for a period of nine months or the remainder of the then current one-year term, whichever time period is greater, provided only if Dr. Fussey signs a general release.  Such severance shall include the continuation of group insurance benefits, including health and dental insurance during the severance period and the payment of the proration of any target bonus.  In addition, Dr. Fussey shall have up to twelve months from the date of termination to exercise any vested and outstanding stock options.  Dr. Fussey will be deemed to have resigned with “Good Reason” in the following circumstances:  (a) Company relocates her principal place of work to a location more than fifty (50) miles from the original location, without Dr. Fussey’s prior written approval; (b) Dr. Fussey’s position and/or duties are modified so that her duties are no longer consistent with the position of Vice President, Intellectual Property; (c) Dr. Fussey’s annual base salary and related benefits, as adjusted from time to time, are reduced without Dr. Fussey’s written authorization.

The employment agreement also contains certain restrictive covenants, including a covenant not to compete with the Company during employment and covenants not to solicit employees or customers for a period of one year following termination of employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: March 18, 2009	By: /s/ Steven W. King
Steven W. King
President and Chief Executive Officer